UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2015

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 Third Avenue Avenue, Suite 2018 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 376-5776

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 5, 2015, Relmada Therapeutics, Inc. (the “Company”) will issue a press release regarding the announcement of the management promotions of Richard M. Mangano, Ph.D, as chief scientific officer, and Lisa Nolan, Ph.D., as chief business officer. A copy of the Company’s press releas is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Relmada Therapeutics, Inc. Press Release, dated October 5, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2015	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Chief Executive Officer

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